UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 14, 2017

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COVENANT TRANSPORTATION GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[ ]	Emerging growth company

[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Compensatory Arrangements of Certain Officers.

On July 14, 2017, the Compensation Committee of the Board of Directors (the “Committee”) of Covenant Transportation Group, Inc. (the “Company”) approved for the Company’s named executive officers certain long-term equity incentive awards, all under the Company’s Third Amended and Restated 2006 Omnibus Incentive Plan, as amended.  The awards were comprised of an annual grant (the “Annual Grant”) and a special grant (the “Special Grant”) with different vesting criteria discussed below.

The following table sets forth the grants to the Company’s named executive officers:

Named Executive Officer	Shares of Restricted Stock
	Annual Grant	Special Grant
David R. Parker	16,704	66,816
Joey B. Hogan	13,920	55,680
Richard B. Cribbs	7,795	31,180
Samuel F. Hough	7,795	23,385
Paul T. Newbourne	6,682	20,046

The shares underlying the Annual Grant vest as follows: (A) 33% upon the Company’s attainment of certain earnings per share thresholds for fiscal 2018, (B) 33% on December 31, 2019, subject to continuous employment by the Company or the Company’s subsidiaries through such date or an eligible retirement, and (C) 34% on December 31, 2020, subject to continuous employment by the Company or the Company’s subsidiaries through such date or an eligible retirement.

The shares underlying the Special Grant are subject to both performance and time vesting criteria.  Upon the occurrence of two consecutive fiscal years during 2018 through 2022 in which the Company reaches certain freight revenue and net income margin thresholds, 100% of the Special Grant shares are eligible for vesting (together, the “Full Vesting Goals”).  Upon the occurrence of two consecutive fiscal years during 2018 through 2022 in which the Company reaches a net income margin threshold, the following number of shares are eligible for vesting: 50,112 for Mr. Parker, 41,760 for Mr. Hogan, 23,385 for Mr. Cribbs, 15,590 for Mr. Hough, and 13,364 for Mr. Newbourne, with incremental shares up to those amounts set forth in the table above for “Special Grant” being eligible for vesting if the Full Vesting Goals are met subsequently through 2022.  The shares eligible for vesting will vest as follows: (A) 50% vest upon the Committee’s determination that the applicable performance criteria have been satisfied, subject to continuous employment by the Company or its subsidiaries through the date of such determination, and (B) the first December 31st following the Committee’s determination that the applicable performance criteria have been satisfied, subject to continuous employment by the Company or its subsidiaries through such first anniversary or an eligible retirement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT TRANSPORTATION GROUP, INC.

Date: July 18, 2017	By:	/s/ Richard B. Cribbs
Richard B. Cribbs Executive Vice President and Chief Financial Officer